UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 26, 2010

RELM Wireless Corporation

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL   32904

(Address of principal executive offices)   (Zip Code)

(321) 984-1414

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07

Submission of Matters to a Vote of Security Holders.

On May 26, 2010, RELM Wireless Corporation (the “Registrant”) held its 2010 Annual Meeting of Stockholders at which the stockholders elected seven (7) directors until the next annual meeting of stockholders and until their respective successors are duly elected and qualified.

All nominees for director were elected, with voting as detailed below.

	For	Against	Broker Non-Votes*
George N. Benjamin, III	6,187,140	833,881	6,463,794
David P. Storey	6,781,554	239,467	6,463,794
Donald F. U. Goebert	5,380,482	1,640,139	6,464,194
Randolph K. Piechocki	6,155,121	865,500	6,464,194
Timothy W. O’Neil	6,167,754	852,867	6,464,194
Warren N. Romine	6,154,874	865,747	6,464,194
John Wellhausen	6,062,311	958,310	6,464,194

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*Estimate

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)

	By:	/s/ William P. Kelly
Date: May 27, 2010		William P. Kelly Executive Vice President and Chief Financial Officer

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